UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 12, 2006

CHAPEAU, INC.
(Exact name of registrant as specified in its charter)

Utah	033-01289-D	87-0431831
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1190 Suncast Lane, Suite 2, El Dorado Hills, California 95762
(Address of principal executive offices)

Registrant's telephone number, including area code: (916) 939-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01	Regulation FD Disclosure.

On December 12, 2006, Chapeau, Inc. (the “Registrant”) issued a press release announcing that Starwood® Hotels and Resorts Worldwide, Inc. entered into master discount energy purchase agreements with the Registrant, which agreements, among other things, designate the Registrant’s EnviroGen™ Energy Modules for use within all eligible properties under the umbrella of Starwood® Hotels & Resorts Worldwide, Inc. A copy of the Registrant’s press release is attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHBITS

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit(s).

Exhibit Number	Description

99.1	Press Release of the Registrant dated March 1December 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2006.	CHAPEAU, INC.
(Registrant)

	By:	/s/ Guy A. Archbold
Guy A. Archbold
Chief Executive Officer